UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2014

LEGG MASON

INVESTMENT COUNSEL

FINANCIAL SERVICES

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation by investing primarily in common stocks.*

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment with greater diversification.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Financial Services Fund for the twelve-month reporting period ended March 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

II	Legg Mason Investment Counsel Financial Services Fund

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the twelve months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economic expansion accelerated during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The economy then decelerated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. After holding steady for several months, unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it decelerated on several occasions. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI

Legg Mason Investment Counsel Financial Services Fund	III

Investment commentary (cont’d)

expanded, versus eleven expanding in January 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason Investment Counsel Financial Services Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to, regional and money center banks, savings banks and thrift institutions, securities brokerage firms, asset management companies, insurance and insurance brokerage firms, government-sponsored agencies, specialty finance companies and financial conglomerates. For purposes of the Fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and rating services, Internet services and business services. The Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets not including American Depository Receipts). We seek out stocks that we believe are undervalued and thus may offer above average potential for capital appreciation. Equity securities include exchange-traded and over-the-counter common and preferred stocks, rights and warrants, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”)i.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Overall market conditions were strong during the Fund’s twelve-month reporting period ended March 31, 2014. The broad market, as measured by the S&P 500 Indexii returned 21.86% and the S&P 500 Financial Indexiii was even stronger returning 24.91%. This was the second consecutive year since the depths of the financial crisis (year ending March 31, 2010) that the financial index beat the general market index. We experienced a continued modest economic recovery, low inflation, and a Federal Reserve Board (“Fed”)iv that remained accommodative. The market confirmed this with all of the ten sectors of the S&P 500 Index posting positive returns for the year. Echoing these strong results all but two sub-sectors of the S&P 500 Financial Index returned positive results for the year. Not surprisingly, the two underperforming sub-sectors were real estate related, as interest rates actually rose during the year. We see rising rates as a positive sign of an improving economy. Furthermore, we believe we are in a new phase post crisis credit cycle where banks’ net interest margins will benefit due to higher interest rates. Especially since higher rates, in our opinion, are signaling stronger economic growth rather than inflation.

Q. How did we respond to these changing market conditions?

A. The changes made were stock specific rather than reacting to the market conditions. We continued to invest in companies that we expect to benefit from the improving economy. We added thirteen new positions and eight were eliminated. We increased exposure to regional banks where the local economies continue to show pockets of strength, as well as opportunity for merger activity. We added financial technology companies that help financial institutions with regulatory requirements, cost savings, as well as enabling smaller

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	1

Fund overview (cont’d)

banks to have enhanced product offerings. Additionally, we added to our holdings in payment processing companies. We also added a student lender as increasing college costs are necessitating larger loans. Five of the eight eliminations were due to the holdings being acquired.

Performance review

For the twelve months ended March 31, 2014, Class A shares of Legg Mason Investment Counsel Financial Services Fund, excluding sales charges, returned 23.26%. The Fund’s unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index, returned 21.86% and 24.91%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 returned 24.17% over the same time frame.

Performance Snapshot as of March 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Financial Services Fund:
Class A	11.21%	23.26%
Class C	10.88%	22.43%
Class I	11.49%	23.75%
S&P 500 Index	12.51%	21.86%
S&P 500 Financials Index	13.21%	24.91%
Lipper Financial Services Funds Category Average[1]	12.48%	24.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 1.68%, 2.28% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 80 funds for the six-month period and among the 80 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Our selection of specialty insurers was the overall leading contributor to performance. We saw good opportunities for growth in economically sensitive sectors like specialty healthcare, public entity, aviation/aerospace, trucking, construction and other niche lines. The top five best performing stocks in the Fund which helped overall performance were United Insurance Holdings Corp., Hilltop Holdings Inc., MetLife Inc., Ameriprise Financial Inc., and Assurant Inc. United Insurance Holdings Corp. is a specialty residential property and casualty (“P&C”) insurer that has benefited from states exiting the market. Texas based insurer, Hilltop Holdings expanded its earnings growth via accretive acquisitions. MetLife Inc., a large life insurer, benefited from higher interest rates as well as low valuation as compared to other financial companies. Strong equity markets boosted Ameriprise Financial’s earnings. Assurant, another specialty insurer was able to offset their problematic lender place insurance division with stronger growth in other businesses.

Further contributing to the Fund’s performance were three companies that were acquired at attractive premiums during the reporting period. We believe that the Fund’s relative outperformance versus the S&P 500 Index had more to do with individual stocks rather than any overweighting or underweighting various sub-sectors.

Q. What were the leading detractors from performance?

A. Our top five worst performing stocks were: MFA Financial, NetSpend Holdings, Total System Services, Territorial Bancorp and Western Union Co. MFA Financials is a REIT that underperformed due to the challenging rate environment. Since NetSpend announced that it was being acquired in February 2013, the stock price was range-bound. NetSpend rose approximately 30% on the news that it was being acquired and remained at that level until the deal closed, therefore it did not enhance performance during the period. As Total System Services and Western Union Co. were not bought until December 2013 and January 2014, respectively, it is our opinion that they have not had time to perform. Territorial Bancorp was also a victim of rising rates as it is a Savings and Loan Association. We believe this is a short-term negative.

Thank you for your investment in Legg Mason Investment Counsel Financial Services Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Amy LaGuardia, CFA

Legg Mason Investment Counsel, LLC

April 15, 2014

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	3

Fund overview (cont’d)

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2014 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of March 31, 2014 were: United Insurance Holdings Corp. (2.3%), Global Payments Inc. (2.2%), Discover Financial Services (2.2%), PNC Financial Services Group Inc. (2.2%), Meta Financial Group Inc. (2.1%), Federal Agricultural Mortgage Corp. (FAMC), Class C Shares (2.1%), Arch Capital Group Ltd (2.1%), MetLife Inc. (2.0%), Amerisafe Inc. (2.0%) and Western Union Co. (2.0%). Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2014 were Commercial Banks (39.6%), Insurance (20.7%), IT Services (11.0%), Thrifts & Mortgage Finance (10.8%) and Capital Markets (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and March 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.21%	$1,000.00	$1,112.10	1.43%	$7.53	Class A	5.00%	$1,000.00	$1,017.80	1.43%	$7.19
Class C	10.88	1,000.00	1,108.80	2.09	10.99	Class C	5.00	1,000.00	1,014.51	2.09	10.50
Class I	11.49	1,000.00	1,114.90	1.03	5.43	Class I	5.00	1,000.00	1,019.80	1.03	5.19

[1]	For the six months ended March 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

6	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/14	23.26%	22.43%	23.75%
Five Years Ended 3/31/14	18.32	17.50	18.69
Ten Years Ended 3/31/14	6.40	5.65	N/A
Inception* through 3/31/14	7.51	6.73	8.60

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/14	16.20%	21.43%	23.75%
Five Years Ended 3/31/14	16.92	17.50	18.69
Ten Years Ended 3/31/14	5.77	5.65	N/A
Inception* through 3/31/14	7.09	6.73	8.60

Cumulative total returns
Without sales charges[1]
Class A (3/31/04 through 3/31/14)	85.88%
Class C (3/31/04 through 3/31/14)	73.32
Class I (Inception date of 3/25/08 through 3/31/14)	64.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75 and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from the purchase payment.

*	Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, neither of which have been restated to reflect any differences in expenses. Inception date for Class I shares is March 25, 2008.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Investment Counsel Financial Services Fund vs. S&P 500 Index and S&P 500 Financials Index† — March 2004 - March 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, neither of which have been restated to reflect any differences in expenses.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of Legg Mason Investment Counsel Financial Services Fund on March 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index and S&P 500 Financials Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The S&P 500 Financials Index, a subset of the S&P 500 Index, tracks the companies in the financial sector, one of 10 sectors in the S&P 500 Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

8	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Schedule of investments

March 31, 2014

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Common Stocks — 94.2%
Capital Markets — 5.4%
Affiliated Managers Group Inc.	9,392	$1,878,870	*
Ameriprise Financial Inc.	22,850	2,515,099
Invesco Ltd.	70,500	2,608,500
Total Capital Markets		7,002,469
Commercial Banks — 39.6%
American River Bankshares	114,945	1,060,942	*
Banc of California Inc.	110,000	1,349,700
Bank of America Corp.	120,000	2,064,000
Banner Corp.	52,142	2,148,772
Bryn Mawr Bank Corp.	75,000	2,154,750
Centerstate Banks Inc.	62,300	680,316
CIT Group Inc.	51,000	2,500,020
CoBiz Financial Inc.	200,000	2,304,000
Columbia Banking System Inc.	75,000	2,139,000
Comerica Inc.	48,550	2,514,890
Farmers & Merchants Bank of Long Beach	200	1,165,000	(a)
First Connecticut Bancorp Inc.	45,000	704,700
First Financial Bancorp	27,000	485,460
Hancock Holding Co.	70,000	2,565,500
Heritage Financial Corp.	113,000	1,911,960
Heritage Oaks Bancorp	250,000	2,020,000	*
Hudson Valley Holding Corp.	125,000	2,381,250
MB Financial Inc.	64,000	1,981,440
Northrim BanCorp Inc.	44,100	1,132,929
Old National Bancorp	172,150	2,566,756
Pacific Continental Corp.	160,000	2,201,600
PNC Financial Services Group Inc.	32,000	2,784,000
QCR Holdings Inc.	74,785	1,283,311
Royal Bank of Canada	36,600	2,413,183
TCF Financial Corp.	90,000	1,499,400
U.S. Bancorp	60,500	2,593,030
Webster Financial Corp.	78,500	2,438,210
Total Commercial Banks		51,044,119
Consumer Finance — 4.2%
Discover Financial Services	48,000	2,793,120
SLM Corp.	104,000	2,545,920
Total Consumer Finance		5,339,040

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	9

Schedule of investments (cont’d)

March 31, 2014

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Insurance — 20.7%
American Financial Group Inc.	36,650	$2,115,072
Amerisafe Inc.	60,000	2,634,600
Arch Capital Group Ltd.	46,000	2,646,840	*
Assurant Inc.	35,000	2,273,600
Brown & Brown Inc.	77,000	2,368,520
Hanover Insurance Group Inc.	42,000	2,580,480
HCC Insurance Holdings Inc.	55,000	2,501,950
Hilltop Holdings Inc.	100,000	2,379,000	*
Markel Corp.	2,800	1,669,080	*
MetLife Inc.	50,000	2,640,000
United Insurance Holdings Corp.	200,000	2,922,000
Total Insurance		26,731,142
IT Services — 11.0%
Fiserv Inc.	38,500	2,182,565	*
Global Payments Inc.	40,000	2,844,400
Heartland Payment Systems Inc.	50,000	2,072,500
Total System Services Inc.	75,000	2,280,750
Visa Inc., Class A Shares	10,350	2,234,151
Western Union Co.	160,000	2,617,600
Total IT Services		14,231,966
Professional Services — 1.8%
Verisk Analytics Inc., Class A Shares	39,500	2,368,420	*
Real Estate Investment Trusts (REITs) — 0.7%
Wheeler Real Estate Investment Trust Inc.	200,000	906,000
Thrifts & Mortgage Finance — 10.8%
Alliance Bancorp Inc.	50,000	767,500
EverBank Financial Corp.	70,000	1,381,100
Federal Agricultural Mortgage Corp. (FAMC), Class C Shares	80,000	2,660,000
Fox Chase Bancorp Inc.	100,000	1,685,000
Meta Financial Group Inc.	61,000	2,735,850
People’s United Financial Inc.	125,000	1,858,750
Territorial Bancorp Inc.	65,000	1,404,000
WSFS Financial Corp.	20,000	1,428,600
Total Thrifts & Mortgage Finance		13,920,800
Total Investments before Short-Term Investments (Cost — $86,319,657)		121,543,956

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Legg Mason Investment Counsel Financial Services Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 6.1%
Repurchase Agreements — 6.1%
Interest in $263,033,000 joint tri-party repurchase agreement dated 3/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $7,905,011; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/15 to 2/15/44; Market value — $8,139,219) (Cost — $7,905,000)	0.050%	4/1/14	$7,905,000	$7,905,000
Total Investments — 100.3% (Cost — $94,224,657#)				129,448,956
Liabilities in Excess of Other Assets — (0.3)%				(384,834)
Total Net Assets — 100.0%				$129,064,122

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (see Note 1).

#	Aggregate cost for federal income tax purposes is $94,224,670.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	11

Statement of assets and liabilities

March 31, 2014

Assets:
Investments, at value (Cost — $94,224,657)	$129,448,956
Foreign currency, at value (Cost — $42,771)	41,844
Cash	216
Receivable for Fund shares sold	219,195
Dividends and interest receivable	75,206
Prepaid expenses	36,516
Total Assets	129,821,933

Liabilities:
Payable for securities purchased	417,725
Payable for Fund shares repurchased	121,233
Investment management fee payable	86,684
Service and/or distribution fees payable	38,370
Trustees’ fees payable	1,558
Accrued expenses	92,241
Total Liabilities	757,811
Total Net Assets	$129,064,122

Net Assets:
Par value (Note 7)	$70
Paid-in capital in excess of par value	94,018,445
Undistributed net investment income	66,185
Accumulated net realized loss on investments and foreign currency transactions	(243,950)
Net unrealized appreciation on investments and foreign currencies	35,223,372
Total Net Assets	$129,064,122

Shares Outstanding:
Class A	4,144,105
Class C	1,502,053
Class I	1,355,751

Net Asset Value:
Class A (and redemption price)	$18.63
Class C*	$17.63
Class I (and redemption price)	$18.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.77

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Statement of operations

For the Year Ended March 31, 2014

Investment Income:
Dividends	$1,761,970
Interest	3,404
Less: Foreign taxes withheld	(9,775)
Total Investment Income	1,755,599

Expenses:
Investment management fee (Note 2)	812,335
Service and/or distribution fees (Notes 2 and 5)	364,437
Transfer agent fees (Note 5)	186,435
Registration fees	53,130
Legal fees	48,816
Audit and tax	26,977
Shareholder reports	26,615
Fund accounting fees	9,666
Trustees’ fees	7,880
Insurance	2,319
Custody fees	1,467
Miscellaneous expenses	4,113
Total Expenses	1,544,190
Net Investment Income	211,409

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	2,227,325
Foreign currency transactions	17
Net Realized Gain	2,227,342
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	17,973,238
Foreign currencies	(959)
Change in Net Unrealized Appreciation (Depreciation)	17,972,279
Net Gain on Investments and Foreign Currency Transactions	20,199,621
Increase in Net Assets from Operations	$20,411,030

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	13

Statements of changes in net assets

For the Years Ended March 31,	2014	2013

Operations:
Net investment income	$211,409	$188,846
Net realized gain	2,227,342	1,643,301
Change in net unrealized appreciation (depreciation)	17,972,279	10,673,043
Increase in Net Assets From Operations	20,411,030	12,505,190

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(165,003)	(150,007)
Decrease in Net Assets From Distributions to Shareholders	(165,003)	(150,007)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	54,858,833	21,072,306
Reinvestment of distributions	153,576	143,372
Cost of shares repurchased	(20,057,751)	(15,880,429)
Increase in Net Assets From Fund Share Transactions	34,954,658	5,335,249
Increase in Net Assets	55,200,685	17,690,432

Net Assets:
Beginning of year	73,863,437	56,173,005
End of year*	$129,064,122	$73,863,437
*Includesundistributed net investment income of:	$66,185	$19,762

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$15.13	$12.47	$12.05	$11.02	$8.16

Income from operations:
Net investment income	0.05	0.06	0.08	0.02	0.06
Net realized and unrealized gain	3.47	2.64	0.42	1.00	2.84
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income from operations	3.52	2.70	0.50	1.03	2.90

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.08)	—	(0.04)
Total distributions	(0.02)	(0.04)	(0.08)	—	(0.04)

Net asset value, end of year	$18.63	$15.13	$12.47	$12.05	$11.02
Total return[2]	23.26%	21.68%	4.28%	9.35%[3]	35.60%

Net assets, end of year (000s)	$77,220	$41,972	$29,082	$33,874	$33,327

Ratios to average net assets:
Gross expenses	1.46%	1.68%	1.70%	1.71%	1.67%
Net expenses[4,5]	1.46	1.50 [6]	1.50 [6]	1.50 [6]	1.49 [6]
Net investment income	0.27	0.49	0.71	0.21	0.58

Portfolio turnover rate	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.26%. Class A received $25,582 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.40	$11.92	$11.51	$10.60	$7.87

Income (loss) from operations:
Net investment loss	(0.06)	(0.03)	(0.00) [2]	(0.06)	(0.01)
Net realized and unrealized gain	3.29	2.51	0.41	0.95	2.74
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	3.23	2.48	0.41	0.91	2.73

Net asset value, end of year	$17.63	$14.40	$11.92	$11.51	$10.60
Total return[3]	22.43%	20.81%	3.56%	8.58%[4]	34.69%

Net assets, end of year (000s)	$26,484	$17,173	$16,194	$20,252	$22,409

Ratios to average net assets:
Gross expenses	2.13%	2.28%	2.30%	2.29%	2.21%
Net expenses[5,6]	2.13	2.25 [7]	2.25 [7]	2.23 [7]	2.18 [7]
Net investment loss	(0.40)	(0.27)	(0.03)	(0.52)	(0.10)

Portfolio turnover rate	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.40%. Class C received $43,780 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$15.17	$12.50	$12.07	$11.01	$8.14

Income from operations:
Net investment income	0.12	0.11	0.11	0.05	0.03
Net realized and unrealized gain	3.49	2.63	0.42	1.01	2.89
Total income from operations	3.61	2.74	0.53	1.06	2.92

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.10)	—	(0.05)
Total distributions	(0.07)	(0.07)	(0.10)	—	(0.05)

Net asset value, end of year	$18.71	$15.17	$12.50	$12.07	$11.01
Total return[2]	23.75%	22.12%	4.58%	9.63%	35.93%

Net assets, end of year (000s)	$25,360	$14,718	$7,256	$4,877	$188

Ratios to average net assets:
Gross expenses	1.05%	1.21%	1.24%	1.39%	1.32%
Net expenses[3,4]	1.05	1.21	1.22 [5]	1.21 [5]	1.10 [5]
Net investment income	0.68	0.81	1.01	0.48	0.33

Portfolio turnover rate	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Financial Services Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

18	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	19

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stock†:
Commercial banks	$49,879,119	$1,165,000	—	$51,044,119
Other common stocks	70,499,837	—	—	70,499,837
Total common stock	$120,378,956	$1,165,000	—	$121,543,956
Short-term investments†	—	7,905,000	—	7,905,000
Total investments	$120,378,956	$9,070,000	—	$129,448,956

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. For the year ended March 31, 2014, securities valued at $1,165,000 were transferred from Level 1 to Level 2 within the fair value hierarchy because a quoted, active price was not readily available.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

20	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	21

Notes to financial statements (cont’d)

the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$17	$(17)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Western Asset

22	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMIC provides the day-to-day portfolio management of the Fund, except that of the management of cash and short-term instruments which is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.50%, 2.25% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2014, LMIS and its affiliates retained sales charges of $50,425 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$89	$2,278

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	23

Notes to financial statements (cont’d)

3. Investments

During the year ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$44,232,668
Sales	12,832,582

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,821,384
Gross unrealized depreciation	(597,098)
Net unrealized appreciation	$35,224,286

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$151,223	$141,110
Class C	213,214	31,195
Class I	—	14,130
Total	$364,437	$186,435

6. Distributions to shareholders by class

	Year Ended March 31, 2014	Year Ended March 31, 2013
Net Investment Income:
Class A	$71,820	$89,601
Class C	—	—
Class I	93,183	60,406
Total	$165,003	$150,007

24	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

7. Shares of beneficial interest

At March 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,282,856	$38,704,910	1,026,231	$13,569,513
Shares issued on reinvestment	3,782	68,041	6,507	85,176
Shares repurchased	(916,590)	(15,679,577)	(591,320)	(7,779,372)
Net increase	1,370,048	$23,093,374	441,418	$5,875,317

Class B†
Shares sold	—	—	2,916	$33,739
Shares repurchased	—	—	(309,816)	(3,801,440)
Net increase (decrease)	—	—	(306,900)	$(3,767,701)

Class C
Shares sold	433,918	$7,169,900	119,344	$1,572,483
Shares repurchased	(124,659)	(2,006,677)	(285,213)	(3,529,765)
Net increase (decrease)	309,259	$5,163,223	(165,869)	$(1,957,282)

Class I
Shares sold	518,166	$8,984,023	443,467	$5,896,571
Shares issued on reinvestment	4,741	85,535	4,439	58,196
Shares repurchased	(137,235)	(2,371,497)	(58,291)	(769,852)
Net increase	385,672	$6,698,061	389,615	$5,184,915

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$165,003	$150,007

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	25

Notes to financial statements (cont’d)

As of March 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$103,366
Capital loss carryforward**	(243,937)
Other book/tax temporary differences(a)	(37,181)
Unrealized appreciation (depreciation)(b)	35,223,359
Total accumulated earnings (losses) — net	$35,045,607

**	During the taxable year ended March 31, 2014, the Fund utilized $ 2,037,565 of its capital loss carryforward available from prior years. As of March 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2019	$(243,937)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

26	Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Investment Counsel Financial Services Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Financial Services Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 14, 2014

Legg Mason Investment Counsel Financial Services Fund 2014 Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Investment Counsel, LLC (“LMIC”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMIC, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

28	Legg Mason Investment Counsel Financial Services Fund

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMIC’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional financial services funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for each period, and ranked in the first quintile of the Performance Universe for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The

Legg Mason Investment Counsel Financial Services Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMIC were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve Fund performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and LMIC charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven retail front-end load financial services funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds

30	Legg Mason Investment Counsel Financial Services Fund

selected by Lipper consisting of all retail front-end load financial services funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Investment Counsel Financial Services Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

32	Legg Mason Investment Counsel Financial Services Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Financial Services Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Financial Services Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

34	Legg Mason Investment Counsel Financial Services Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Investment Counsel Financial Services Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

36	Legg Mason Investment Counsel Financial Services Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Legg Mason Investment Counsel Financial Services Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	Legg Mason Investment Counsel Financial Services Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2014:

Record date:	12/11/2013
Payable date:	12/12/2013
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Investment Counsel Financial Services Fund	39

Legg Mason Investment Counsel

Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller** President

Frank G. Hubbard

Howard J. Johnson** Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.
**	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Investment Counsel Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02127 5/14 SR14-2188

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2013 and March 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,600 in 2013 and $23,105 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2013 and $6,700 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014